• • • • • • • • • • • • • • • • • • • • • • • • •

• • • •

▪ ▪

▪

•

•

• • • • •

CA, 45% FL, 20% TX, 6% AZ, 4% GA, 3% Other, 22% 0 50 100 150 200 250 300 # o f Lo an s Credit Score 0 50 100 150 200 250 300 # o f Lo an s Coupon Rate (%)

FL, 20% CA, 34% TX, 8%GA, 5% Other, 33%

• • • ‒ ‒ • • • •

• • • ‒ • • •



Angel Oak Mortgage REIT, Inc.

First Quarter 2023 Earnings Supplement

Angel Oak
MORTGAGE REIT

Important Notices

References in this presentation to "we," "us," "our," "AOMR" and the "Company" refer to Angel Oak Mortgage REIT, Inc., a Maryland corporation, its operating partnership and their respective subsidiaries; the term "Manager" refers to Falcons I, LLC, our external manager; the term "Angel Oak Capital" refers to Angel Oak Capital Advisors, LLC; the term "Angel Oak Mortgage Lending" refers collectively to Angel Oak Mortgage Solutions, and Angel Oak Home Loans; the term "Angel Oak Mortgage Solutions" refers to Angel Oak Mortgage Solutions LLC; the term "Angel Oak Home Loans" refers to Angel Oak Home Loans LLC; the term "Angel Oak" refers collectively to Angel Oak Capital and its affiliates, including our Manager; and the term "AOMT" refers to Angel Oak Mortgage Trust, Angel Oak's securitization platform, including its subsidiaries and affiliates.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "continue" or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire targets such as non-qualified residential mortgage ("non-QM") loans, particularly those sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and real estate markets specifically;
- changes in our business strategies or target assets;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loan and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending platforms;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- our ability to profitably execute securitization transactions;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, those resulting from global climate change, pandemics, acts of war or terrorism, escalation of military conflicts (such as the Russian invasion of Ukraine), and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q1 2023 Highlights & Financial Results

Q1 Financial Results

Dividend	Declared dividend of $0.32 / common share payable on May 31, 2023
Q1 GAAP Net Income	$0.02 / common share
Q1 Distributable Earnings[1]	($0.37) / common share
Q1 Annualized Dividend Yield to GAAP Book Value	13.1%
Q1 GAAP Book Value	$9.80 / common share
Q1 Economic Book Value[1]	$13.39 / common share

KEY COMMENTARY

- GAAP Book Value per Share increase of 3.3% versus Q4 2022
- Economic Book Value [1] (EBV) per Share increased 2.1% to $13.39/share versus Q4 2022 EBV of $13.11/share
- Distributable Earnings loss was driven by the AOMT 2023-1 securitization; note that the economic impact of this securitization was approximately $10MM of positive GAAP income due to the reversal of previous unrealized losses on the loans contributed to the securitization.
- Recognized $3.4MM of Operating Expense savings[2] versus Q1 2022

[1] See Appendix for definition and reconciliation to comparable GAAP metrics.
[2] Excludes Securitization Expense

Interest Income and Average Asset Balances

$000s	Q1 2023 Interest Income / Expense	Q1 2023 Average Balance	Q1 2022 Interest Income / Expense	Q1 2022 Average Balance
Interest Income				
Residential Loans	$ 7,692	$ 605,469	$ 11,981	$ 1,108,704
Residential Loans in Securitization Trust	12,220	1,031,245	10,418	881,294
Commercial Loans	122	9,460	302	19,061
RMBS and Majority-Owned Affiliate	2,930	285,009	4,108	350,236
CMBS	317	6,193	300	10,499
US Treasury Securities	181	22,202	-	149,998
Other Interest Income	278	35,870	-	57,955
Total Interest Income	**$ 23,740**		**$ 27,109**	
Interest Expense				
Notes Payable	$ 8,596	$ 491,867	$ 5,497	$ 918,536
Non-Recourse Securitization Obligation	7,647	1,011,333	4,583	837,504
Repurchase Facilities	698	70,968	89	356,525
Total Interest Expense	**$ 16,941**		**$ 10,170**	
Net Interest Margin	**$ 6,799**		**$ 16,940**	

Q1 Distributable Earnings

	Three Months Ended	
	March 31, 2023	March 31, 2022
	(in thousands)	
Net income (loss) allocable to common stockholders	$ 530	$ (43,545)
Adjustments:		
Net unrealized (gains) losses on derivatives	24,536	(15,326)
Net unrealized (gains) losses on trading securities	(1,605)	--
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	6,327	30,210
Net unrealized (gains) losses on residential loans	(39,437)	64,587
Net unrealized (gains) losses on commercial loans	(11)	496
Non-cash equity compensation expense	541	871
Distributable Earnings	$ (9,119)	$ 37,293

Key Drivers of Difference from Q1 2023 GAAP to Distributable Earnings (in thousands):

Unrealized (Gains) from AOMT 2023-1	$ (28,590)
Unrealized (Gains) on Res Loans (excl. AOMT 2023-1), Comm Loans, Res. Loans in Sec. Trust, & Trading Securities	(6,136)
Unrealized Losses on Derivatives	24,536
Non-Cash Equity Compensation Expense	541
	(9,649)

Note: Please see Appendix for Company's definition of Distributable Earnings.

Target Asset Composition



Target Asset Composition[1]
($ millions)
1,684
622
320
723
2,244
486
667
1,062
2,704
491
1,078
1,104
3,214
923
983
1,279
3,220
1,069
1,063
1,069
2,869
1,055
1,027
771
2,123
534
1,029
544
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Commercial Loans & CMBS
Residential Loans
Residential Loans in Securitization Trust
RMBS

KEY COMMENTARY

- Balance Sheet contraction reflects dynamics of participation in AOMT 2023-1 securitization
- As existing Whole Loans are securitized, expect the Residential Loan portfolio to continue to shrink and the Residential Loans in Securitization Trust balance to expand

[1] Reflects Target Asset Balances as of quarter end, which includes Residential Loans, Residential Loans in Securitization Trust, RMBS, Investment in MOA, Commercial Loans, and CMBS

Recourse Debt to Equity Trend


Notes Payable vs. Recourse Debt[1] to Equity Trend
($ millions)
1,200
1,000
800
600
400
200
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
3.0x
3.4x
3.4x
3.7x
2.9x
3.6x
2.0x
853
956
1,102
906
640
439
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Notes Payable
Total Recourse Debt to Equity
Recourse Debt to Equity excl. US Treasury Bill Repurchase Agreements

KEY COMMENTARY

- As of today, our recourse debt to equity ratio is 2.0x. This reflects the maturity of US Treasury repurchase agreements on April 11, 2023.
  - This represents a decrease of 0.9x from 2.9x as of the end of 2022

[1] Recourse debt excludes Non-Recourse Financing Obligations on Residential Loans in Securitization Trust

GAAP Book Value



$16.80
($2.07)
$14.73
($4.10)
$10.63
($0.76)
($0.32)
($0.06)
$9.49
($0.32)
$0.63
$9.80
BV as of 3/31/2022
Q2 BV Decline
BV as of 6/30/2022
Q3 BV Decline
BV as of 9/30/2022
Loan Sale Impact
Dividend
Q4 BV Decline
BV as of 12/31/2022
Dividend
Q1 BV Increase
BV as of 3/31/2023

KEY COMMENTARY

- GAAP Book Value of 9.80 including impact of $0.32 dividend paid in March 2023, up 3.3% from $9.49 at end of 2022

Economic Book Value[1]



$17.61
($1.56)
$16.05
($3.11)
$12.94
($0.76)
($0.32)
$1.25
$13.11
($0.32)
$0.60
$13.39
EBV as of 3/31/2022
Q2 EBV Decline
EBV as of 6/30/2022
Q3 EBV Decline
EBV as of 9/30/2022
Loan Sale Impact
Dividend
Q4 EBV Growth
EBV as of 12/31/2022
Dividend
Q1 EBV Growth
EBV as of 3/31/2023

KEY COMMENTARY

- Economic Book Value marks to fair value the amortized cost liability balances of our Non-Recourse Financing Obligation

[1]Please see Appendix for definition and reconciliation to comparable GAAP metrics.

AOMR 2023-1 Securitization

AOMT 2023-1 was the first securitization since 2020 to which AOMR contributed loans alongside other Angel Oak entities.

Key AOMT 2023-1 Stats:

Because we were not the sole contributor of loans, the financial treatment of the securitization resembles that of our pre-IPO securitizations (such as AOMT 2019-2, AOMT 2019-4, AOMT 2020-3)

- We hold our ownership of the bonds and risk retention vehicles from AOMT 2023-1 on our balance sheet (as opposed to the value of the full securitization and the corresponding liability for the portion that was sold)

- Contributed approximately **$241.3MM** scheduled principal balance of loans
- Paid down **$190.1MM** of warehouse debt
- Securitization executed at a higher price than the prior carrying value of the loans, driving a **$10.2MM** net gain on the transaction
- Retained ownership interest[1] in bonds with a fair value of **$21.8MM** as of deal date; bonds are expected to yield 11 – 13%[2]
- Released **$15.9MM** of cash

[1] Risk retention bonds are held directly by AOMR; ownership of remaining value is through an Investment in MOA

[2] The expected yield on these retained bonds is subject to a number of assumptions and there can be no assurance that such yields will be achieved.

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $544.4MM

Weighted Average Coupon: 4.63%

Weighted Average LTV at Origination: 70%

Weighted Average FICO Score at Loan Origination: 736

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 0.9%

Residential Loan Portfolio Credit Score Distribution



# of Loans
300
250
200
150
100
50
0
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score

Residential Loans by Product



Non Owner Occupied, 1%
Investor Loans, 24%
Loans Made to Bank Statement Borrowers, 36%
Just Missed Prime, 39%

Residential Loan Geographic Diversification



Other, 22%
CA, 45%
GA, 3%
AZ, 4%
TX, 6%
FL, 20%

Residential Loan Portfolio Coupon Rate Distribution



# of Loans
300
250
200
150
100
50
0
<3
3-3.4999
3.5-3.999
4-4.499
4.5-4.999
5-5.499
5.5-5.999
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8.0+
Coupon Rate (%)

As of March 31, 2023
No state in "Other" represents more than a 3% concentration in the underlying collateral

Key Portfolio Statistics: Loans in Securitization Trust

$000s	AOMT 2021-4	AOMT 2021-7	AOMT 2022-1	AOMT 2022-4	Total / Weighted Average
UPB of loans	$ 188,852	$ 297,922	$ 468,482	$ 177,159	$ 1,132,416
Number of loans	428	768	1,047	395	2,638
Weighted Average Loan Coupon	5.01%	4.69%	4.42%	5.21%	4.71%
Average Loan Amount	$ 441	$ 388	$ 447	$ 449	$ 431
Weighted Average LTV at loan origination and deal date	69%	68%	68%	74%	69%
Weighted Average Credit Score at loan origination and deal date	742	746	749	725	743
Current 3 month CPR[1]	4.0%	9.0%	4.2%	0.5%	4.8%
90+ Delinquency (as a % of UPB)	0.3%	0.9%	0.6%	0.0%	0.6%

Loans in Securitization Trust Geographic Diversification



FL, 20%
CA, 35%
TX, 6%
GA, 4%
Other, 35%

As of March 31, 2023
No state in "Other" represents more than a 3% concentration in the underlying collateral
[1] CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year.

Key Portfolio Statistics: RMBS & Residential Loans in Sec. Trust

RMBS & RESIDENTIAL LOANS IN SECURITIZATION TRUST PORTFOLIO:

Includes (1) legacy retained tranches of securitizations that AOMR took part in before becoming a public company in June 2021 or was not a sole contributor to, (2) any RMBS purchased in the secondary market, and (3) Residential Loans in Securitization Trust.

Total Fair Value: $1,102.5MM

Weighted Average Coupon[1]: 5.3%

Weighted Average LTV[1]: 70.0%

90 Day Delinquency (as a % of UPB) [1]: 2.2%

90+ Day Delinquency Trend [1,2]


14%
12%
10%
8%
6%
4%
2%
0%
Sep 20
Mar 21
Sep 21
Mar 22
Sep 22
Mar 23

Portfolio LTV Trend[1]


76%
75%
74%
73%
72%
71%
70%
Sep 20
Mar 21
Sep 21
Mar 22
Sep 22
Mar 23

Portfolio Geographic Diversification[1]


FL, 20%
Other, 33%
CA, 34%
GA, 5%
TX, 8%

As of March 31, 2023
No state in "Other" represents more than a 4% concentration of the underlying collateral
[1] Based on UPB of entire RMBS and Residential Loans In Securitization Trust; does not include Whole Pool RMBS.
[2] As % of Original UPB.

Appendix

The AOMR Model

AOMR is committed to generating attractive risk-adjusted returns and long-term capital appreciation to seek to drive attractive total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem**
Securitization Financing	Target approximately **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation**
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Long-Term Focus	**AOMR is a business, not a trade** – management will make key decisions in the **best long-term interest of our shareholders**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- AOMR's relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment

- Securitization enables us to:
  - Secure a fixed cost of financing
  - Replace largely mark-to-market financial leverage with term structural leverage


ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
REINVEST
RETAIN PORTIONS OF SECURITIZATION

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks

- Typically retain the bottom 5-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

Illustrative Securitization Structure



Senior Bonds (AAA, AA, A rating)
~85 - 90% of the deal
Mezzanine Bonds (BBB, BB, B rating)
~5 - 10% of the deal
Junior Equity (unrated)
Interest Only
~0 - 10% of the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds and Junior Equity (credit sensitive) and IO bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Appendix: Income Statement (Unaudited)

	For the Three Months Ended March 31, 2023	For the Three Months Ended March 31, 2022
	(in thousands, except for share and per share data)	
INTEREST INCOME, NET		
Interest income	$ 23,740	$ 27,109
Interest expense	16,941	10,170
NET INTEREST INCOME	6,799	16,939
REALIZED AND UNREALIZED (LOSSES) GAINS, NET		
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	(10,843)	26,416
Net unrealized gain on trading securities, mortgage loans, debt at fair value option, and derivative contracts	10,190	(80,181)
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	(653)	(53,765)
EXPENSES		
Operating expenses	2,204	3,784
Operating expenses incurred with affiliate	466	855
Due diligence and transaction costs	-	770
Stock compensation	541	871
Securitization costs	883	2,019
Management fee incurred with affiliate	1,522	1,873
TOTAL OPERATING EXPENSES	5,616	10,172
INCOME (LOSS) BEFORE INCOME TAXES	530	(46,998)
Income tax expense (benefit)	-	(3,457)
NET INCOME (LOSS)	$ 530	$ (43,541)
Preferred dividends	-	(4)
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	$ 530	$ (43,545)
Other comprehensive income (loss)	14,804	(12,987)
TOTAL COMPREHENSIVE INCOME (LOSS)	$ 15,334	$ (56,532)

Appendix: Consolidated Balance Sheet (Unaudited)

	As of:	
	March 31, 2023	December 31, 2022
ASSETS		
Residential mortgage loans - at fair value	$ 544,436	$ 770,982
Residential mortgage loans in securitization trusts - at fair value	1,028,768	1,027,442
Commercial mortgage loans - at fair value	9,460	9,458
RMBS - at fair value	522,887	1,055,338
CMBS - at fair value	6,480	6,111
U.S. Treasury securities - at fair value	399,632	-
Cash and cash equivalents	36,772	29,272
Restricted cash	20,845	10,589
Principal and interest receivable	13,645	17,497
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	-	14,756
Other assets	16,244	4,767
Total assets	$ 2,599,169	$ 2,946,212

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

	As of: March 31, 2023	As of: December 31, 2022
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
Notes payable	$ 439,252	$ 639,870
Non-recourse securitization obligations, collateralized by residential loans in securitization trusts	1,012,704	1,003,485
Securities sold under agreements to repurchase	442,214	52,544
Due to broker	447,568	1,006,022
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	8,417	-
Accrued expenses	652	1,288
Accrued expenses payable to affiliate	1,184	2,006
Interest payable	1,281	2,551
Management fee payable to affiliate	1,519	1,967
Total liabilities	$ 2,354,791	$ 2,709,733
STOCKHOLDERS' EQUITY		
Common stock, $0.01 par value. As of March 31, 2023: 350,000,000 shares authorized, 24,925,357 shares issued and outstanding. As of December 31, 2022: 350,000,000 shares authorized, 24,925,357 shares issued and outstanding.	249	249
Additional paid-in capital	475,920	475,379
Accumulated other comprehensive loss	(6,323)	(21,127)
Retained deficit	(225,468)	(218,022)
Total stockholders' equity	$ 244,378	$ 236,479
Total liabilities and stockholders' equity	$ 2,599,169	$ 2,946,212

Appendix: FY22 GAAP Reconciliation of Distributable Earnings

	Three Months Ended	
	March 31, 2023	March 31, 2022
	(in thousands)	
Net income (loss) allocable to common stockholders	$ 530	$ (43,545)
Adjustments:		
Net unrealized (gains) losses on derivatives	24,536	(15,326)
Net unrealized (gains) losses on trading securities	(1,605)	--
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	6,327	30,210
Net unrealized (gains) losses on residential loans	(39,437)	64,587
Net unrealized (gains) losses on commercial loans	(11)	496
Non-cash equity compensation expense	541	871
Distributable Earnings	$ (9,119)	$ 37,293

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Appendix: GAAP Reconciliation of Economic Book Value (Unaudited)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
			in thousands, except for per share data		
GAAP total common stockholders' equity for book value per share of common stock	244,378	236,479	264,856	367,183	421,335
Adjustments:					
Fair value adjustment for securitized debt held at amortized cost	89,284	90,348	57,596	32,863	20,443
Stockholders' equity including economic book value adjustments	$ 333,662	$ 326,827	$ 322,452	$ 400,046	$ 441,778
Number of common shares outstanding at period end	24,925,357	24,925,357	24,925,357	24,925,930	25,085,796
GAAP Book value per common share	$ 9.80	$ 9.49	$ 10.63	$ 14.73	$ 16.80
Economic book value per common share	$ 13.39	$ 13.11	$ 12.94	$ 16.05	$ 17.61

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table above in our end of period common stockholders' equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders' equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Condensed Income Statement History

(in thousands)	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22	1Q23
Interest Income	12,143	15,587	22,792	60,555	27,109	29,702	30,148	28,585	115,544	23,740
Interest Expense	1,846	2,599	6,199	11,476	10,170	13,271	18,408	21,175	63,024	16,941
NET INTEREST INCOME	**10,297**	**12,988**	**16,593**	**49,079**	**16,939**	**16,431**	**11,740**	**7,410**	**52,520**	**6,799**
Net realized gain (loss) on mortgage loans, deritivate contracts, RMBS, and CMBS	(10,224)	(7,144)	14,730	(4,926)	26,416	12,718	17,290	(65,141)	(8,717)	(10,843)
Net unrealized gain (loss) on mortgage loans, debt at fair value option, and derivative contracts	4,813	6,821	(18,543)	(2,392)	(80,181)	(73,985)	(100,855)	53,268	(201,753)	10,190
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	**(5,411)**	**(323)**	**(3,813)**	**(7,318)**	**(53,765)**	**(61,267)**	**(83,565)**	**(11,873)**	**(210,470)**	**(653)**
Operating expenses	1,409	4,475	4,529	11,439	5,409	4,334	5,118	1,790	16,651	2,670
Stock compensation	-	-	1,715	1,715	871	968	3,340	574	5,753	541
Securitization costs	-	-	-	-	2,019	-	1,115	3	3,137	883
Management fee incurred with affiliate	1,250	1,846	1,879	5,894	1,873	2,006	1,951	1,969	7,799	1,522
EXPENSES	**2,659**	**6,321**	**8,123**	**19,048**	**10,172**	**7,308**	**11,524**	**4,336**	**33,340**	**5,616**
INCOME (LOSS) BEFORE TAXES	**2,227**	**6,344**	**4,657**	**22,713**	**(46,998)**	**(52,144)**	**(83,349)**	**(8,799)**	**(191,290)**	**530**
Income tax expense (benefit)	-	-	1,600	1,600	(3,457)	-	-	-	(3,457)	-
NET INCOME (LOSS)	**2,227**	**6,344**	**3,057**	**21,113**	**(43,541)**	**(52,144)**	**(83,349)**	**(8,799)**	**(187,833)**	**530**
Preferred dividends	(4)	(4)	(4)	(15)	(4)	(4)	(4)	(2)	(14)	-
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	**2,223**	**6,340**	**3,053**	**21,098**	**(43,545)**	**(52,148)**	**(83,353)**	**(8,801)**	**(187,847)**	**530**
Other comprehensive income (loss)	3,085	1,818	(1,394)	4,039	(12,987)	11,235	(10,227)	(12,148)	(24,127)	14,804
TOTAL COMPREHENSIVE INCOME (LOSS)	**5,308**	**8,158**	**1,659**	**25,137**	**(56,532)**	**(40,913)**	**(93,580)**	**(20,949)**	**(211,974)**	**15,334**

Balance Sheet History

(in thousands)	2Q21	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	4Q22	FY22	1Q23
Assets:										
Residential Mortgage Loans - at fair value	529,329	723,139	1,061,912	1,061,912	1,103,773	1,279,341	1,069,476	770,982	770,982	544,436
Residential mortgage loans in securitization trusts - at fair value	-	319,812	667,365	667,365	1,077,967	982,579	1,062,585	1,027,442	1,027,442	1,028,768
Commercial mortgage loans - at fair value	6,464	7,936	18,664	18,664	20,704	20,196	9,554	9,458	9,458	9,460
RMBS - at fair value	723,368	621,670	485,634	485,634	491,287	922,859	1,068,672	1,055,338	1,055,338	522,887
CMBS - at fair value	11,943	11,349	10,756	10,756	10,055	8,982	8,857	6,111	6,111	6,480
U.S. Treasury Securities - at fair value	274,992	80,000	249,999	249,999	349,992	-	-	-	-	399,632
Cash and cash equivalents	28,893	49,177	40,801	40,801	90,445	16,100	20,549	29,272	29,272	36,772
Restricted cash	4,135	3,093	11,508	11,508	5,448	5,776	8,955	10,589	10,589	20,845
Principal and interest receivable	18,445	12,313	25,984	25,984	28,012	43,030	44,272	17,497	17,497	13,645
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	-	-	2,428	2,428	17,027	594	8,534	14,756	14,756	-
Other assets	2,990	7,113	2,878	2,878	3,491	5,189	4,308	4,767	4,767	16,244
Total Assets	**1,600,559**	**1,835,602**	**2,577,929**	**2,577,929**	**3,198,201**	**3,284,646**	**3,305,762**	**2,946,212**	**2,946,212**	**2,599,169**
Liabilities:										
Notes payable	315,079	550,752	853,408	853,408	956,165	1,102,101	906,321	639,870	639,870	439,252
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts	-	290,529	616,557	616,557	1,031,200	949,442	1,048,953	1,003,485	1,003,485	1,012,704
Securities sold under agreements to repurchase	787,176	489,287	609,251	609,251	477,422	128,365	67,454	52,544	52,544	442,214
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	-	-	728	728	-	8,258	-	-	-	447,568
Due to broker	-	-	-	-	298,654	720,405	1,005,231	1,006,022	1,006,022	8,417
Collateral due to counterparties	-	-			8,024	-	-	-	-	-
Accrued expenses	581	770	442	442	530	2,584	3,328	1,288	1,288	652
Accrued expenses payable to affiliate	574	749	1,425	1,425	1,204	1,539	3,060	2,006	2,006	1,184
Interest payable	368	608	1,283	1,283	1,709	2,663	4,452	2,551	2,551	1,281
Income taxes payable	-	-	1,600	1,600	-	-	-	-	-	-
Management fee payable to affiliate	-	1,845	1,845	1,845	1,857	2,005	2,006	1,967	1,967	1,519
Total Liabilities	**1,103,778**	**1,334,540**	**2,086,539**	**2,086,539**	**2,776,765**	**2,917,362**	**3,040,805**	**2,709,733**	**2,709,733**	**2,354,791**
Equity:										
Preferred stock	101	101	101	101	101	101	101	-	-	-
Common stock	255	254	252	252	252	249	249	249	249	249
Additional paid in capital	479,542	478,723	476,510	476,510	463,088	472,356	474,830	475,379	475,379	475,920
Accumulated other comprehensive income (loss)	2,576	4,394	3,000	3,000	(9,987)	1,248	(8,979)	(21,127)	(21,127)	(6,323)
Retained (deficit) earnings	14,307	17,590	11,527	11,527	(32,018)	(106,670)	(201,244)	(218,022)	(218,022)	(225,468)
Total Stockholders Equity	**496,781**	**501,062**	**491,390**	**491,390**	**421,436**	**367,284**	**264,957**	**236,479**	**236,479**	**244,378**
Total Liabilities and Equity	**1,600,559**	**1,835,602**	**2,577,929**	**2,577,929**	**3,198,201**	**3,284,646**	**3,305,762**	**2,946,212**	**2,946,212**	**2,599,169**